This Servicing Agreement, made as of this 1st day of March, 1999, by and between FREMONT INVESTMENT & LOAN, a California industrial loan company, having an office at 175 North Riverview Drive, Anaheim, California, as initial owner and master servicer (the "Owner" or the "Master Server") and FAIRBANKS CAPITAL CORP., a Utah corporation, having an office at 3815 South West Temple, Salt Lake City, Utah 84115-4412 (the "Servicer"), recites and provides as follows:

                                 R E C I T A L S

         WHEREAS, Owner and Servicer executed and delivered that certain Agreement Regarding Standard Servicing Terms dated as of March 1, 1999 (the "Standard Terms Agreement");

         WHEREAS, the Standard Terms Agreement sets forth certain standard provisions for the servicing of residential mortgage loans by Servicer on behalf of Owner; and

         WHEREAS, Owner and Servicer desire that Servicer service the mortgage loans described on the attached Mortgage Loan Schedule pursuant to the terms hereof and the terms of the Standard Terms Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and the Servicer agree as follows:

         Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Standard Terms Agreement. The following terms shall have the meanings set forth below:


         "Custodian"                                First Union National Bank


         "Custodial                                 Agreement"    That   certain
                                                    Custodial  Agreement between
                                                    the Custodian, Servicer, the
                                                    Issuer and Owner dated as of
                                                    even date herewith.


         "Servicing Commencement Date"              April 12, 1999.


         Section 2. Duties and Responsibilities of the Servicer. Servicer agrees to service the Mortgage Loans on behalf of Owner, its successors and assigns, in accordance with the provisions of this Servicing Agreement and the Standard Terms Agreement.

         Section 3. Term of Mortgage Loan Servicing Agreement. The duties, responsibilities, and obligations to be performed and carried out by Servicer under this Servicing Agreement shall commence upon the execution of this Servicing Agreement and shall terminate (a) as to any Mortgage Loan upon the distribution of the final payment or Liquidation Proceeds on the last Mortgage Loan or REO Property subject to this Servicing Agreement and (b) as to all the Mortgage Loans (x) in accordance with the Standard Terms Agreement, or (y) if required in connection with a securitization financing, the Servicer hereby covenants and agrees to act as servicer under this Servicing Agreement for an initial term commencing on the Servicing Commencement Date and expiring on June 30, 1999 (the "Initial Term"), thereafter, the Initial Term shall be extendible by the Financial Security Assurance Inc. as securities insurer (the "Securities Insurer") written notice (each, a "Servicer Renewal Notice," of the Securities Insurer (or the Indenture Trustee if a Securities Insurer Event of Default is then occurring) for successive three month terms. The Master Servicer may, with the consent of the Securities Insurer, appoint a replacement Service, which shall be an eligible Service approved by the Securities Insurer. The Servicer hereby agrees that, as of the date hereof and upon its receipt of any Servicer Renewal Notice, the Servicer shall be bound for the duration of the Initial Term and the term covered by any such Servicer Renewal Notice to act as the Servicer, subject to and in accordance with the other provisions of this Servicing Agreement. The Servicer agrees that if, as of the last day of the calendar month preceding the last day of any such servicing term, the Servicer shall not have received a Servicer Renewal Notice, the Servicer shall, within five days thereafter, give written notice of such non-receipt to the Master Servicer, the
Note Insurer and the Indenture Trustee. The failure of the Securities Insurer or any other party to deliver a Servicer Renewable Notice by the end of any such three-month term shall result in the automatic termination of the Servicer.

         Section 4. Compensation. In consideration of the services rendered under this Servicing Agreement, the Servicer shall be entitled to such fees as are provided for in the Standard Terms Agreement.

         Section 5. Additional Servicer Events of Default. In addition to the Events of Default set forth in Section 9.4 of the Standard Terms Agreement, the following shall be additional Events of Default hereunder:

                           (i) the most  recent  Six-Month  Average  Delinquency
                  (including Foreclosure Property and real estate owned) exceeds 15.00%; and

                           (ii) cumulative Realized Losses as a percentage of the Original Pool Principal Balance equal or exceed the following percentages based on the month of determination after the Closing Date:

                              Month of            Cumulative
                            Determination      Realized Losses
                            -------------      ---------------
                                0-12                1.25%
                               13-24                2.00%
                               25-36                3.15%
                               37-48                3.85%
                               49+                  4.35%


                           (iii) cumulative Realized Losses as a percentage of the Original Pool Principal Balance at the end of any 12 month period is greater than or equal to 1.75% of such percentage as of the beginning of such 12 month period.

         Section 6. Standard Terms. Servicer acknowledges that the Standard Terms Agreement prescribes additional terms and conditions under which Servicer is to service the Mortgage Loans. The terms of the Standard Terms Agreement are incorporated herein by reference and are made a part hereof. Servicer agrees to perform and observe the duties, responsibilities and obligations that are to be performed and observed by Servicer under the Standard Terms Agreement as said Agreement may be amended from time to time, and further agrees that the Standard Terms Agreement, as amended or supplemented, is and shall be a part of this Servicing Agreement to the same extent as if set forth herein in full. If any provision of the Standard Terms Agreement conflicts with any provision of this Servicing Agreement, the terms of this Servicing Agreement shall govern.

         Section 7. Representations and Warranties. Servicer and Owner hereby remake the representations and warranties contained in the Standard Terms Agreement with respect to this Servicing Agreement.

         Section 8. Assignment and Delegation of Duties by Servicer. Except as otherwise expressly provided in the Standard Terms Agreement, Servicer shall not assign or transfer any of its duties, rights, benefits or privileges under this Servicing Agreement.

         Section 9. Assignment by Owner. Except as provided in the Standard Terms Agreement, Servicer agrees that Owner, its successors and assigns, may at any time, without the consent of Servicer, assign and transfer its right, title and interest under this Servicing Agreement to any other Person. The parties hereto acknowledge that the Owner will assign its rights under this Servicing Agreement to Fremont Home Loan Owner Trust 1999-1, a Delaware business trust, as the issuer in a securitization financing on or about March 23, 1999 and that simultaneously therewith such issuer shall assign its rights to First Union National Bank as indenture trustee under an indenture dated as of March 1, 1999 between such issuer and the indenture trustee. All representations, warranties and covenants in the Standard Terms Agreement shall inure to the benefit of First Union National Bank, as indenture trustee, Financial Security Assurance Inc., as Securities Insurer, and the noteholders under the securitization financing. Financial Security Assurance Inc., as Securities Insurer, shall be vested (with the authority to make all decisions of the Owner during the term of the securitization financing so long as note Insurer event of default has occurred and is continuing.

         Section 10. Notices. All notices under this Servicing Agreement shall be made as provided in the Standard Terms Agreement.

         Section 11. Severability. Each part of this Servicing Agreement is intended to be severable. If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reason whatsoever, and such illegality, invalidity, or unenforceability does not affect the remaining parts of this Servicing Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

         Section 12. Rights Cumulative; Waivers. The rights of each of the parties under this Servicing Agreement are cumulative and may be exercised as often as any party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

         Section 13. Headings. The headings of the Sections contained in this Servicing Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Servicing Agreement or any provision hereof.

         Section 14. Construction. Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

         Section 15. Assignment. This Servicing Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, including any Exhibits and Schedules hereto, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, successors, and assigns.

         Section 16. Counterparts. This Servicing Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument, and either party hereto may execute this Servicing Agreement by signing any such counterpart.

         Section 17. Governing Law. This Servicing Agreement shall be construed, and the rights and obligations of the Servicer and the Owner hereunder determined, in accordance with the laws of the State of New York determined without regard to its laws concerning conflicts of laws.

         Section 18. Third Party Beneficiary. The parties hereto agree and acknowledge that in respect of the securitization financing into which the Mortgage Loans will be transferred on or about March 23, 1999, Financial
Security Assurance Inc., as note insurer, First Union National Bank, as indenture trustee and Fremont Home Loan Owner Trust 1999-1, as issuer, each are express third party beneficiaries hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.

         Section 19. Amendment. The Master Servicer shall not change the duties and obligations of the Servicer hereunder without the prior consent of the Servicer.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Servicer:                                 FAIRBANKS CAPITAL CORP.,
                                          a Utah corporation


                                          By:___________________________________
                                          Name:
                                          Its:


Owner:                                    FREMONT INVESTMENT & LOAN
                                          a California industrial loan company


                                          By:___________________________________
                                          Name:
                                          Title:

                                    EXHIBIT A

                         FORM OF SERVICER RENEWAL NOTICE

         [SERVICER]


             Re: Fremont Home Loan Asset Backed Notes, Series 1999-1

Dear Ladies and Gentlemen:

         Reference is hereby made to the Servicing Agreement dated as of March 1, 1999 (the "Servicing Agreement") between Fremont Investment & Loan, as initial Owner and Master Servicer and [SERVICER], as Servicer. The Master Servicer, pursuant to Section 3(b)(y) of the Servicing Agreement, hereby notifies [SERVICER] that its term as Servicer has been extended for a successive three calendar month period beginning with the month of __________, _____.

                                            FREMONT INVESTMENT & LOAN,
                                            as Master Servicer


                                            By: ________________________________
                                                Name:  _________________________
                                                Title: _________________________

         cc:      [Note Insurer]

         PaineWebber Mortgage Acceptance Corporation IV
         1285 Avenue of the Americas
         New York, New York 10019
         Attn: John Fearey, Esq.

         Fremont Home Loan Owner Trust 1999-1
         c/o Wilmington Trust Company
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware 19890
         Attn: Emmett R. Harmon